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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): April 23, 2007



                             SIGNATURE EYEWEAR, INC.
             (Exact Name of Registrant as Specified in its Charter)

         California                       0-23001                95-3876317
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                              498 North Oak Street
                               Inglewood, CA 90302
                    (Address of Principal Executive Offices)

                                 (310) 330-2700
                         (Registrant's Telephone Number)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 23, 2007, Signature Eyewear, Inc. (the "Company") entered into a Securities Purchase Agreement ("SPA"), pursuant to which the Company concurrently issued and sold to Ashford Capital, LLC (the "Purchaser") 300,000 shares of the Company's common stock (the "Shares") and warrants to purchase up to 300,000 shares of common stock (the "Warrants") for an aggregate purchase price of $206,250, and a note (the "Note") in the principal amount of $125,000 bearing interest at the rate of 8% per annum, with principal and interest due and payable on May 15, 2010.

     The Warrants have an exercise price of 68.75 cents per share and expire May 15, 2010. If the Company issues any common stock or common stock equivalents for a purchase price less than the current exercise price of the Warrants, the exercise price of the Warrants will be reduced by 200% of the difference between the exercise price of the Warrants and the purchase price of such common stock. The Company granted demand (exercisable after May 1, 2008) and piggyback registration rights to the Purchaser with respect to the common stock issuable upon the exercise of the Warrants.

     Pursuant to SPA, the Purchaser agreed not to purchase, or cause or permit its affiliates to purchase, any securities of the Company that will result in the Purchaser beneficially owning more than 14.99% of the outstanding common stock of the Company. In addition, the Purchaser is restricted from Warrant exercises that will result in the Purchaser beneficially owning more than 9.9% of the outstanding common stock of the Company.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

     See Item 1.01 for a description of the sale of the Shares, the Warrants and the Note, which information is incorporated herein by reference.

     The issuances of the Shares, the Warrants and the Note were exempt from registration under the Securities Act of 1933, pursuant of Section 4(2) of that Act as transactions not involving a public offering. The Company did not use any general solicitation or general advertising in connection with these issuances. The Purchaser is an accredited investor and represented that it was acquiring the shares for investment purposes only and the Company placed appropriate restrictions on transfer on the shares issued.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 26, 2007                           SIGNATURE EYEWEAR, INC.



                                                By: /s/ Michael Prince
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                                                    Michael Prince
                                                    Chief Executive Officer























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